TABLE OF CONTENTS

   USAA Family of Funds                                                 1
   Message from the President                                           2
   Investment Review                                                    4
   Message from the Managers                                            5
   Financial Information:
      Distributions to Shareholders                                     8
      Independent Auditors' Report                                      9
      Statement of Assets and Liabilities                              10
      Portfolio of Investments in Securities                           11
      Notes to Portfolio of Investments in Securities                  14
      Statement of Operations                                          15
      Statements of Changes in Net Assets                              16
      Notes to Financial Statements                                    17


                        IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Balanced Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.




                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20




Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

1 Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

2 Some income may be subject to state or local taxes or the federal alternative minimum tax.

3 An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

4 S&P 500(Registered Trademark) is a trademark of The  McGraw-Hill  Companies,
  Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Includes account maintenance fee through December 31, 1996.



MESSAGE FROM THE PRESIDENT

(PHOTOGRAPH OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE.)

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,



Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

1 S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

2 Source: (Copyright) Computed using data from Stocks, Bonds,  Bills & Inflation
  1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.





                              INVESTMENT REVIEW

BALANCED STRATEGY FUND

OBJECTIVE: To seek high total return, with a reduced risk over time, through an asset allocation strategy which seeks a combination of long-term growth of capital and current income.

                                                        5/31/97        5/31/96
        Net Assets................................ $ 34.6 MILLION  $19.3 MILLION
        Net Asset Value Per Share.................      $12.11         $10.49

        AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/97
        1 Year.......................................................... 19.26%
        Since inception on September 1, 1995............................ 14.45%


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 9/1/95 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Balanced Strategy Fund - $12,686, Lehman Brothers Aggregate Bond Index -
$11,115,  S&P 500  Index -  $15,684  and the  Lipper  Balanced  Funds  Average -
$12,986.]


The graph compares a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Balanced Funds Average is the average of all balanced funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                             MESSAGE FROM THE MANAGERS

[PHOTOGRAPH OF PORTFOLIO MANAGERS APPEARS HERE:
LEFT TO RIGHT: PAMELA K. BLEDSOE, CFA (MONEY MARKET INSTRUMENTS), R. DAVID ULLOM, CFA (ALLOCATION MANAGER, STOCKS), AND PAUL H. LUNDMARK, CFA (BONDS).]


Fund Overview
Since the inception of the Balanced Strategy Fund (September 1, 1995), we have consistently maintained an asset allocation strategy of 56% - 60% equities and 37% - 40% bonds with a minimal allocation to cash. Although we have the ability to vary the stock and bond ranges, we have felt that the current allocation can best meet our stated objective. The Fund's objective is to seek high total return, with reduced risk over time. The allocation to stocks is meant to provide the high return with some dividend income. In turn, the allocation to bonds reduces the overall risk profile of the Fund while providing higher current income.

Our allocation strategy as compared to our peers has shown strong results over the latest six months and the fiscal year ended May 31, 1997. The Fund has generated returns in excess of 8% and 19%, respectively, over these periods. These returns have been generated by continuing to focus on our strategy for each of the asset categories. For stocks this means continuing to purchase stocks that fit our value oriented criteria, while for bonds this means structuring the bond maturities such that there is not a major bet on the direction of interest rates.

A further detailed discussion of our allocation strategy follows.

Stocks
Over the last six months, the stock market, as measured by the S&P 500 Index,(1) has continued to appreciate beyond our expectations. Within the Fund's equity portion, performance was aided by the weightings in Healthcare (Aetna and Humana), Tobacco (Philip Morris and Universal Corp.), Machinery (BW/IP and Deere & Co.), Manufacturing (Hillenbrand Industries), Truckers (Aeroquip Vickers), and selected positions in Technology. More specifically for this period, the Fund's investments in Communication


1 The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.


Equipment (Lucent Technologies) and Semiconductor Equipment (Applied Materials and Silicon Valley Group) have shown strong appreciation. We continue to believe that these sectors offer attractive values, particularly selected areas of Healthcare.

Investments that had a detrimental impact on performance included Chemicals (Dow Chemical and Union Carbide), Metals (Inco and Titanium Metals), Pollution Control (Waste Management), Electric Utilities (Houston Industries and Pacific Gas & Electric), and Retail Department Stores (J.C. Penney). Within these groups, we have already reduced our exposure to Chemicals (Union Carbide).

We have increased our positions in Foods (Ralston Purina), Healthcare (Pharmacia & Upjohn and Bausch & Lomb), and Real Estate Investment Trusts (REITs) (Storage
USA). Although REITs have been relatively poor performing stocks, they have the potential to provide high income (yields of 5% plus) and share price stability in times of volatile markets.

As stated in previous communications, we continue to adhere to our value strategy for the equity allocation of the Fund. This value strategy is based on purchasing stocks that meet our criteria of low relative price to earnings ratios, low relative price-to-cash flow ratios, low relative price-to-book value ratios, and low price-to-normalized earnings ratios. All of our current stock holdings meet at least one of these criteria.

Bonds
The bond component of the Fund is included to lower volatility and provide current income. Our philosophy towards buying bonds is as follows: no one can consistently predict whether interest rates are heading up or down over time. As a result, you will not see us dramatically change the maturity of the portfolio from one reporting period to the next. Instead, we earn our management fee by constantly looking for bonds that represent good value in terms of income and total return no matter where interest rates are headed. At the present time, our bond holdings consist primarily of mortgage-backed securities and BBB-rated corporates.

Within the Fund's bond portion, the best performing holdings were: Kmart, Caremark,2 and Great Atlantic & Pacific. Our investments in treasuries had a detrimental impact on performance and have subsequently been eliminated from the portfolio.

We wish we had a crystal ball to foretell where interest rates were headed. Since we don't, the best way we can provide value to you is by continuing with our strategy of buying securities that may provide attractive yields and returns over a long time horizon.

(2) Sold out prior to end of the reporting period.

Money Market
Money market instruments are included as part of the portfolio for liquidity and as a temporary investment of cash prior to transitioning into more permanent investments in stocks or bonds. We purchase short-term notes issued by U.S. Government Agencies that are liquid and provide minimal credit risk. At the end of the reporting period, money market instruments comprised 3.9% of the Fund's net assets.


[A pie chart is shown here depicting the Asset Allocation as of May 31, 1997 for the USAA Balanced Strategy Fund to be: Stocks - 59.5%*, Bonds - 39.4%*, and Money Market Instruments 3.9%*.]

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


TOP 10 EQUITY HOLDINGS
(% OF NET ASSETS)

Boeing                                        1.3
Avery Dennison                                1.2
B.F. Goodrich                                 1.2
Lucent Technologies                           1.2
Aetna                                         1.1
Jefferson Smurfit                             1.1
National Semiconductor                        1.1
Brunswick                                     1.0
Gulf Canada Resources                         1.0
Occidential Petroleum                         1.0


Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 11 for a complete listing of the Portfolio of Investments in Securities.

                             DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

                           Ordinary income       $.36 *
                                                 ====

30.54% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


                               INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Balanced Strategy Fund of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended May 31, 1997 and the nine-month period ended May 31, 1996, and the financial highlights information presented in note 7 to the financial statements for the year ended May 31, 1997 and the nine-month period ended May 31, 1996. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Balanced Strategy Fund of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended May 31, 1997 and the nine-month period ended May 31, 1996, and the financial highlights information for the year ended May 31, 1997 and the nine-month period ended May 31, 1996, in conformity with generally accepted accounting principles.


                                                      KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997

Balanced Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

May 31, 1997


Assets
   Investments in securities, at market value (identified cost of $31,486)                    $  35,532
   Cash                                                                                              17
   Receivables:
      Capital shares sold                                                                            35
      Dividends and interest                                                                        304
                                                                                              ---------
         Total assets                                                                            35,888
                                                                                              ---------

Liabilities
   Securities purchased                                                                           1,196
   Capital shares redeemed                                                                           16
   USAA Investment Management Company                                                                35
   USAA Transfer Agency Company                                                                       3
   Accounts payable and accrued expenses                                                             37
                                                                                              ---------
         Total liabilities                                                                        1,287
                                                                                              ---------
            Net assets applicable to capital shares outstanding                               $  34,601
                                                                                              =========

Represented by:
   Paid-in capital                                                                            $  29,992
   Accumulated undistributed net investment income                                                  184
   Accumulated net realized gain on investments                                                     379
   Net unrealized appreciation of investments                                                     4,046
                                                                                              ---------
            Net assets applicable to capital shares outstanding                               $  34,601
                                                                                              =========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                2,857
                                                                                              =========
   Net asset value, redemption price, and offering price per share                            $   12.11
                                                                                              =========



See accompanying notes to financial statements.


Balanced Strategy Fund
Portfolio of Investments in Securities

May 31, 1997
                                           Market
  Number                                    Value
 of Shares             Security             (000)
 ---------             --------             -----

               Stocks (59.5%)
         Aerospace/Defense (2.5%)
   9,800 B.F. Goodrich Co.                 $    421
   4,142 Boeing Co.                             436
                                           --------
                                                857
                                           --------

         Airlines (0.9%)
   3,000 AMR Corp.*                             298
                                           --------

         Aluminum (0.9%)
   4,200 Aluminum Co. of America                309
                                           --------

         Auto Parts (0.8%)
   7,500 Lear Corp.*                            287
                                           --------

         Automobiles (0.8%)
   7,000 Ford Motor Co.                         263
                                           --------

         Bank Holding Companies -
           Major Regional (0.7%)
   6,100 PNC Bank Corp.                         255
                                           --------

         Bank Holding Companies -
           Money Center (0.9%)
   3,700 Bankers Trust New York Corp.           313
                                           --------

         Bank Holding Companies -
           Other Major (0.5%)
   1,500 BankAmerica Corp.                      175
                                           --------

         Brokerage Firms (1.0%)
   8,000 Dean Witter, Discover & Co.            330
                                           --------

         Chemicals (2.9%)
  10,800 Avery Dennison Corp.                   406
   3,800 Dow Chemical Co.                       317
  14,500 Millennium Chemicals, Inc.             279
                                           --------
                                              1,002
                                           --------

         Communication - Equipment
           Manufacturers (1.8%)
   3,000 Cisco Systems, Inc.*                   203
   6,507 Lucent Technologies, Inc.              414
                                           --------
                                                617
                                           --------

         Containers - Metals & Glass (0.9%)
  11,000 Ball Corp.                             320
                                           --------

         Distribution & Pipelines (1.6%)
   7,200 NICOR, Inc.                            247
   5,600 Sonat, Inc.                            322
                                           --------
                                                569
                                           --------

         Drugs (1.0%)
   9,500 Pharmacia & Upjohn, Inc.               329
                                           --------

         Electric Power (1.3%)
  10,000 Houston Industries, Inc.               208
  11,000 PG & E Corp.                           254
                                           --------
                                                462
                                           --------

         Electrical Equipment (0.8%)
   4,400 Rockwell International Corp.           284
                                           --------

         Electronics - Semiconductors (2.4%)
   4,600 Applied Materials, Inc.*               300
  13,300 National Semiconductor Corp.*          374
   7,000 Silicon Valley Group, Inc.*            168
                                           --------
                                                842
                                           --------

         Finance - Consumer (0.9%)
   6,700 Associates First Capital Corp.         317
                                           --------

         Finance - Real Estate (0.4%)
   2,800 PMI Group, Inc.                        154
                                           --------

         Foods (1.6%)
   6,700 Dean Foods Co.                         255
   3,500 Ralston Purina Group                   298
                                           --------
                                                553
                                           --------

         Healthcare-- HMOs (0.7%)
  10,500 Humana, Inc.*                          238
                                           --------

         Household Products (0.9%)
   2,200 Procter & Gamble Co.                   303
                                           --------

         Insurance - Multi-Line
           Companies (1.1%)
   3,600 Aetna, Inc.                            364
                                           --------

         Insurance -
           Property/Casualty (3.1%)
   4,500 Allstate Corp.                         330
   2,100 American International Group, Inc.     284
   8,400 Everest Reinsurance Holdings, Inc.     286
   9,000 Highlands Insurance Group, Inc.*       180
                                           --------
                                              1,080
                                           --------

         Leisure Time (1.0%)
  11,300 Brunswick Corp.                        345
                                           --------

         Machinery - Diversified (1.6%)
  14,600 BW/IP, Inc.                            279
   5,100 Deere & Co.                            261
                                           --------
                                                540
                                           --------

         Manufacturing - Diversified
           Industries (0.8%)
   6,100 Hillenbrand Industries, Inc.           287
                                           --------

         Medical Products &
           Supplies (0.9%)
   7,900 Bausch & Lomb, Inc.                    318
                                           --------

         Metals - Miscellaneous (1.4%)
   8,000 Inco Ltd.                              264
   7,000 Titanium Metals Corp.*                 213
                                           --------
                                                477
                                           --------

         Office Equipment &
           Supplies (0.8%)
   4,300 Xerox Corp.                            291
                                           --------

         Oil - Domestic (1.0%)
  14,500 Occidental Petroleum Corp.             337
                                           --------

         Oil - Exploration &
           Production (1.8%)
   8,000 Apache Corp.                           274
  37,000 Gulf Canada Resources Ltd.*            335
                                           --------
                                                609
                                           --------

         Oil - International (0.9%)
   2,700 Texaco, Inc.                           295
                                           --------

         Oil Well Equipment &
           Service (0.9%)
   2,700 Schlumberger Ltd.                      322
                                           --------

         Paper & Forest Products (2.8%)
  21,500 Jefferson Smurfit Corp.*               387
   6,200 Kimberly-Clark Corp.                   311
   5,500 Weyerhaeuser Co.                       274
                                           --------
                                                972
                                           --------

         Pollution Control (0.9%)
   9,400 Waste Management, Inc.                 298
                                           --------

         Publishing (2.3%)
   9,000 American Greetings Corp.               308
   9,400 Dun & Bradstreet Corp.                 246
   4,000 Houghton Mifflin Co.                   237
                                           --------
                                                791
                                           --------

         Railroads (0.9%)
   3,200 Norfolk Southern Corp.                 311
                                           --------

         Real Estate Investment
           Trusts (1.6%)
   4,000 Highwoods Properties, Inc.             121
   6,800 Kimco Realty Corp.                     214
   5,500 Storage USA, Inc.                      210
                                           --------
                                                545
                                           --------

         Restaurants (0.3%)
   8,000 Brinker International, Inc.*           111
                                           --------

         Retail - General
           Merchandising (1.5%)
   5,500 J.C. Penney Company, Inc.              283
   4,500 Sears, Roebuck & Co.                   221
                                           --------
                                                504
                                           --------

         Retail - Specialty (0.5%)
  13,500 Phillips-Van Heusen Corp.              189
                                           --------

         Specialty Printing (0.8%)
   8,400 Deluxe Corp.                           273
                                           --------

         Telephones (3.5%)
   8,700 AT&T                                   321
   6,900 GTE Corp.                              304
   5,000 NYNEX Corp.                            269
   6,200 Sprint Corp.                           303
                                           --------
                                              1,197
                                           --------

         Tobacco (2.1%)
   4,800 Philip Morris Co., Inc.                211
   7,400 RJR Nabisco Holdings Corp.             240
   8,000 Universal Corp.                        291
                                           --------
                                                742
                                           --------

         Truckers (0.8%)
   6,600 Aeroquip Vickers, Inc.                 286
                                           --------

         Total stocks (cost: $16,399)        20,561
                                           --------



  PRINCIPAL
  AMOUNT                                                      COUPON
  (000)                                                        RATE         MATURITY
  -----                                                        ----         --------


                                                  Bonds (39.4%)


   $1,000   Capital One Bank                                   7.35%        6/20/00               1,012
    1,000   Corporacion Andina De Fomento (Venezuela)          7.38         7/21/00               1,014
    1,000   Great Atlantic & Pacific Tea, Inc.                 7.70         1/15/04               1,006
    1,000   Health Care Property Investors, Inc.               6.50         2/15/06                 936
    1,000   Hilton Hotels Corporation                          7.38         6/01/02               1,002
      900   Kmart Corp.                                        7.95         2/01/23                 793
    1,000   MacSaver Financial Services, Inc.                  7.40         2/15/02                 990
    1,000   Merita Bank Ltd. (Finland)                         6.50         1/15/06                 947
    1,000   Tele-Communications, Inc.                          8.25         1/15/03               1,018
    1,000   Washington Real Estate Investment Trust            7.25         8/13/06                 989
    1,000   WorldCom, Inc.                                     7.55         4/01/04               1,006
      983   Government National Mortgage Association           7.00         6/20/26                 953
    1,962   Government National Mortgage Association           7.50        10/20/26               1,950
                                                                                               --------
            Total bonds (cost: $13,732)                                                          13,616
                                                                                               --------



                                     Money Market Instrument (3.9%)


    1,355   Federal National Mortgage Assn. (cost: $1,355)     5.52         6/02/97               1,355
                                                                                               --------
            Total investments (cost: $31,486)                                                  $ 35,532
                                                                                               ========


----------------------
*Non-income producing.


Balanced Strategy Fund
Notes to Portfolio of Investments in Securities

May 31, 1997

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 8.3% of net assets at May 31, 1997.



See accompanying notes to financial statements.

Balanced Strategy Fund
Statement of Operations
(In Thousands)

Year ended May 31, 1997


Net investment income:
   Income (net of foreign taxes withheld of $2):
      Dividends                                                                                 $   340
      Interest                                                                                      782
                                                                                                -------
         Total income                                                                             1,122
                                                                                                -------

   Expenses:
      Management fees                                                                               190
      Transfer agent's fees                                                                          47
      Custodian's fees                                                                               53
      Postage                                                                                         3
      Shareholder reporting fees                                                                      2
      Trustees' fees                                                                                  4
      Registration fees                                                                              32
      Audit fees                                                                                     20
      Legal fees                                                                                      2
      Other                                                                                           1
                                                                                                -------
         Total expenses before reimbursement                                                        354
      Expenses reimbursed                                                                           (38)
                                                                                                -------
         Total expenses after reimbursement                                                         316
                                                                                                -------
            Net investment income                                                                   806
                                                                                                -------

Net realized and unrealized gain on investments:
   Net realized gain on investments                                                                 405
   Change in net unrealized appreciation/depreciation of investments                              3,525
                                                                                                -------
            Net realized and unrealized gain                                                      3,930
                                                                                                -------
Increase in net assets resulting from operations                                                $ 4,736
                                                                                                =======




See accompanying notes to financial statements.

Balanced Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Year ended May 31, 1997
and Nine-month period ended May 31, 1996*


                                                                              1997               1996
                                                                              ----               ----

From operations:
   Net investment income                                                   $     806          $     290
   Net realized gain on investments                                              405                 32
   Change in net unrealized appreciation/depreciation of investments           3,525                521
                                                                           ---------          ---------
      Increase in net assets resulting from operations                         4,736                843
                                                                           ---------          ---------

Distributions to shareholders from:
   Net investment income                                                        (733)              (179)
                                                                           ---------          ---------
   Net realized gains                                                            (58)                -
                                                                           ---------          ---------

From capital share transactions:
   Proceeds from shares sold                                                  14,680             19,957
   Shares issued for dividends reinvested                                        596                104
   Cost of shares redeemed                                                    (3,878)            (1,467)
                                                                           ---------          ---------
      Increase in net assets from capital share transactions                  11,398             18,594
                                                                           ---------          ---------

Net increase in net assets                                                    15,343             19,258
Net assets:
   Beginning of period                                                        19,258                 -
                                                                           ---------          ---------

   End of period                                                           $  34,601          $  19,258
                                                                           =========          =========

Undistributed net investment income included in net assets:
   Beginning of period                                                     $     111          $      -
                                                                           =========          =========

   End of period                                                           $     184          $     111
                                                                           =========          =========

Change in shares outstanding:
   Shares sold                                                                 1,316              1,969
   Shares issued for dividends reinvested                                         54                 10
   Shares redeemed                                                              (350)              (142)
                                                                           ---------          ---------
      Increase in shares outstanding                                           1,020              1,837
                                                                           =========          =========


*Fund commenced operations September 1, 1995.


See accompanying notes to financial statements.

Balanced Strategy Fund
Notes to Financial Statements

May 31, 1997

(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3) Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Distributions of net investment income of $.09 per share, declared and paid in June 1997, and short-term capital gains of $.0547 per share and long-term capital gains of $.0808 per share, declared and paid in July 1997, are not reflected in the accompanying financial statements.

(4) Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the year ended May 31, 1997 were $18,144,959 and $7,001,680, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $4,297,902 and $251,187, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1997, the Association and its affiliates owned 500,000 shares (17.5%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                                                                        Nine-month
                                                Year Ended             Period Ended
                                                  May 31,                 May 31,
                                                   1997                    1996*
                                                   ----                    ----
Net asset value at
   beginning of period                          $  10.49                 $  10.00
Net investment income                                .33                      .26(b)
Net realized and
   unrealized gain                                  1.65                      .37
Distributions from net
   investment income                                (.33)                    (.14)
Distributions of realized
   capital gains                                    (.03)                      -
                                                --------                 --------
Net asset value at
   end of period                                $  12.11                 $  10.49
                                                ========                 ========

Total return (%) **                                19.26                     6.37
Net assets at end of
   period (000)                                 $ 34,601                 $ 19,258
Ratio of expenses to
   average net assets (%)                           1.25(c)                  1.25(a,c)
Ratio of net investment
   income to average
   net assets (%)                                   3.16(c)                  3.31(a,c)
Portfolio turnover (%)                             28.06                    26.53
Average commission rate
   paid per share +                             $  .0486                 $  .0489

  * Fund commenced operations September 1, 1995.
 ** Assumes  reinvestment of all dividend income and capital gain  distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.
(c)The information contained in the preceding table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:



                                                                             Nine-month
                                                   Year Ended               Period Ended
                                                     May 31,                   May 31,
                                                      1997                      1996*
                                                      ----                      ----

Ratio of expenses to average net assets (%)           1.39                     2.00(a)
Ratio of net investment income to average
   net assets (%)                                     3.02                     2.56(a)
